UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6520

MANAGERS TRUST I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

The Managers Funds LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant's telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2003 - OCTOBER 31, 2004 (Annual Shareholder Report)

Item 1. REPORT TO SHAREHOLDERS.

FIRST QUADRANT

FIRST QUADRANT TAX-MANAGED EQUITY FUND

___________________________________

Annual Report

October 31, 2004

FIRST QUADRANT TAX-MANAGED EQUITY FUND

Annual Report

TABLE OF CONTENTS

Begins on Page
Letter to Shareholders	1
Portfolio Manager's Comments	2
About Your Fund's Expenses	4
Summary of Industry Weightings and Top Ten Holdings	5
Schedule of Portfolio Investments	6
Financial Statements:
Statement of Assets and Liabilities	10
Fund balance sheet net asset value (NAV) per share
Computation and cumulative undistributed amounts
Statement of Operations	11
Detail of sources of income, Fund expenses, and realized
And unrealized gains (losses) during the fiscal year
Statement of Changes in Net Assets	12
Detail of changes in Fund assets for the past two fiscal years
Financial Highlights	13
Net asset value per share, total return, expense ratios,
Turnover ratio and net assets
Notes to Financial Statements	14
Accounting and distribution policies, details of agreements
and transactions with Fund management and affiliates and
description of certain risks
Report of Independent Registered Public Accounting Firm	18
Trustees and Officers	19

Letter to Shareholders
_________________________________________________________________________

Dear Fellow Shareholder:

Though the stock market provided healthy gains for the twelve months ended October 31, 2004, most of these gains were generated early in the period. Since the 2003 rally, which ended in early February of 2004, the U.S. stock market has remained essentially flat. Although corporate profits gained throughout the year, investors’ enthusiasm has been pared by higher short-term interest rates, rising oil prices, increased turmoil in Iraq, and uncertainty about the results and ramifications of the U.S. Presidential election. This last point is proven by the fact that the market resumed its rally immediately after the orderly completion of the election in early November. While the market as a whole suffered little volatility throughout the period, there was a fair amount of dispersion across sectors. For example, while energy and basic materials companies rose during the period, technology and healthcare stocks pulled back significantly.

Throughout the early part of the year, the First Quadrant Tax-Managed Equity Fund (the “Fund”), was positioned with a significant growth bias in order to benefit from a re-expanding economy. Even though the economy has grown, this was an adverse positioning. As economic growth seems to be moderating, the portfolio managers at First Quadrant have shifted the portfolio into a more value oriented bias. This has been effective and the Fund performed well throughout the latter half of its fiscal year. For the full year, which ended October 31, 2004, the Fund returned 5.86%, while its primary benchmark, the Russell 3000 returned 9.51%. A more detailed review of the Fund’s performance for the year along with some comments regarding how the portfolio is positioned for the coming year is included within this report. Also included is a full listing of the portfolio as well as detailed financial statements for the Fund.

As always, we post any news or other pertinent information about the Fund as soon as applicable on our website at www.managersfunds.com. Should you have any questions about any of our Funds or this report, please feel free to contact us at 1-800-835-3879, or visit the website. We thank you for your investment in The Managers Funds.

Sincerely,

/s/ Peter M. Lebovitz
President
The Managers Funds

/s/ Thomas G. Hoffman
Director of Research
The Managers Funds LLC

_________________________________________________________________________
First Quadrant Tax-Managed Equity Fund
Portfolio Managers's Comments
_________________________________________________________________________

Since the Fund’s inception in December 2000, we have gone from a pronounced bear market (missing one of the great bubble markets of all time) to a significant rally in 2003, to a more standard market environment during this last fiscal year. Of course, there is no market environment that can ever be characterized as standard, and the environment over the last 12 months may have delivered a standard return (the Russell 3000 benchmark was up 9.5%), but it had its unusual characteristics nonetheless. The last 12 months have been characterized by an unusually low level of volatility, or dispersion, in the market. Stocks have behaved far more homogeneously than historical norms. Correspondingly, stock correlations have been at historic highs. These conditions strike us as doubly odd given the economic and political environment: an unusually bitter Presidential election, the war on terrorism, the significant spike in oil prices, the raising of interest rates by the Fed, and the escalating difficulties in Iraq and Israel, among other events. Nonetheless, based on stock market volatility, the market seems to be expecting a far more placid environment going forward. We hope the market is right, but are very skeptical that it will be quite that easy.

This low volatility, low stock dispersion environment is a difficult one for most managers, and unfortunately was a difficult one for us this year. For the fiscal year ended October 31, 2004, the Fund returned 5.86%, lagging the 9.51% return of the Russell 3000. That underperformance was driven primarily by poor performance early in the fiscal year, as from December through April the Fund performance hit a low point. In December we were taken by surprise with the market reversal, as large-cap value stocks soared and smaller-cap growth stocks, which had led the rally for the year, struggled. In April the interest rate spike in long bonds adversely impacted our financial services orientation, as the market punished the interest rate sensitive stocks on the news. Since that interest rate spike in April, though, we have moved the portfolio to a decidedly cautious, value orientation. Driven by slowing corporate profit growth, slowing economic activity, rising short-term interest rates, and a flattening yield curve, our models are becoming increasingly cautious on valuation levels in the U.S. market. This value orientation has driven the partial recovery in our performance over the last half of the fiscal year, as Value has outperformed Growth by a strong margin over this time period.

Although we are disappointed in our value-added this year on a pre-tax basis, we should note that we delivered another year of zero tax liability to our fellow shareholders. We paid neither an ordinary income dividend nor a capital gain distribution this year. In only one year have we had an ordinary income dividend, and we have never delivered a capital gain distribution to our clients. We have not been disappointed by our ability to manage the portfolio to eliminate the tax burden to our clients.

In terms of current positioning, the current overriding theme is Value, Value, Value. Stock selection matters, but we think that our Value exposure is highly likely to drive value-added performance. The orientation we currently have is as deep as we had during the latter stages of the bubble in the last decade. We believe valuations have become quite stretched, particularly in light of the increase in interest rates we have already seen and which we believe are likely to continue.

We thank you for your continued confidence in our ability to manage the Fund.

_________________________________________________________________________
First Quadrant Tax-Managed Equity Fund
Portfolio Managers's Comments (continued)
_________________________________________________________________________

Cumulative Total Return Performance

First Quadrant Tax-Managed Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000 Index (the “Index”) measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in First Quadrant Tax-Managed Equity Fund on December 18, 2000 (commencement of operations) to a $10,000 investment made in the Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced.

Value of $10,000 Investment
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
First Quadrant Tax-Managed Equity Fund
Russell 3000 Index
Dec-00
Oct-01
Oct-02
Oct-03
Oct-04

The table below shows the average annualized total returns for the First Quadrant Tax-Managed Equity Fund and the Russell 3000 Index since inception through October 31, 2004.

Average Annual Total Returns:	1 Year	Since Inception*
First Quadrant Tax-Managed Equity	5.86%	0.18%
Russell 3000 Index	9.51%	-1.57%

* Commencement of operations was December 18, 2000.

Past performance is not indicative of future results. For current performance data, which may be lower or higher than that reported, visit our website at www.managersfunds.com or call 800-835-3879. The investment return and the principal value on an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

_________________________________________________________________________
About Your Fund's Expenses
_________________________________________________________________________

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund, so you can compare these costs with those of other mutual funds. The examples are based on an investment in the Fund of $1,000 made at the beginning of the most recent fiscal half-year and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund return: This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% annual return: This helps you compare the Fund’s costs with those of other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% annual return less expenses. It assumes that the Fund had a return of 5% per year and that the expense ratio is unchanged. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2004	Expense Ratio	Beginning Account Value 4/30/04	Ending Account Value Ratio	Expenses Paid During Period*
First Quadrant Tax-Managed Equity (before taxes)
Based on Actual Fund Return	0.99%	$1,000	$1,047	$5.10
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$5.03

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

You can find more information about the Fund’s expenses, including annual expense ratios for past fiscal periods, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

First Quadrant Tax-Managed Equity Fund
October 31, 2004
_________________________________________________________________________

_________________________________________________________________________
Summary of Industry Weightings(unaudited)
_________________________________________________________________________

Major Sectors	Percentage of Net Assets	Percentage of Russell 3000
Financials	27.1%	21.8%
Consumer Discretionary	17.0	12.6
Health Care	13.4	13.1
Energy	11.0	6.8
Information Technology	10.9	16.3
Industrials	5.8	11.0
Utilities	4.9	3.3
Consumer Staples	3.7	8.6
Telecommunication Services	3.5	3.1
Materials	0.0	3.4
Other	2.7	0.0

_________________________________________________________________________
Top Ten Holdings(unaudited)
_________________________________________________________________________

Security Name	Percentage of Net Assets
UnitedHealth Group, Inc.*	4.1%
Sovereign Bancorp, Inc.*	3.7
Merrill Lynch & Co., Inc.	3.5
Johnson & Johnson Co.*	3.5
Apache Corp.	3.4
Bear Stearns Co., Inc. (The)	3.3
ConocoPhillips Co.	3.2
Bank of America Corp.	3.2
Fox Entertainment Group, Inc.	3.2
Freddie Mac Corp.	3.1

Top Ten as a Group	34.2%

* Top Ten Holding at April 30, 2004

_________________________________________________________________________
First Quadrant Tax-Managed Equity Fund
Schedule of Portfolio Investments
October 31, 2004
_________________________________________________________________________

Common Stocks - 96.9%
Consumer Discretionary - 16.6%	Shares	Value
Borders Group, Inc.	4,600	$104,834
Comcast Corp., Class A [2] ,*	4,612	136,054
DIRECTV Group Inc., The,*	78,158	1,310,710
Ford Motor Co. [2]	40,200	523,806
Fox Entertainment Group, Inc.*	48,400	1,435,544
Home Depot, Inc.	14,900	612,092
J.C. Penney Co., Inc., Holding Co.	5,200	179,868
Neiman-Marcus Group, Inc., Class A2	6,900	419,727
News Corp, Ltd.	15,200	490,352
Priceline.com, Inc. [2] *	2,800	55,832
Shaw Communications, Inc.	26,200	462,430
Urban Outfitters, Inc.*	10,400	426,400
V.F. Corp.	2,800	150,724
Wesco International, Inc.*	3,000	75,240
Yum! Brands, Inc.*	26,600	1,157,100
Total Consumer Discretionary		7,540,713

Consumer Staples - 3.7%
7-Eleven, Inc.*	15,200	320,264
Altria Group, Inc.	10,100	489,446
Procter & Gamble Co.	12,000	614,160
Ralcorp Holdings, Inc.*	6,500	238,875
Total Consumer Staples		1,662,745

Energy - 11.0%
Apache Corp.	30,000	1,521,000
Burlington Resources, Inc.	10,000	415,000
ConocoPhillips Co.	17,400	1,466,994
Devon Energy Corp.	9,400	695,318
General Maritime Corp.*	17,000	646,000
Valero Energy Corp.	5,600	240,632
Total Energy		4,984,944

Financials - 27.1%
American Medical Security Group, Inc.*	7,200	228,600
Annaly Mortgage Management, Inc. [2]	25,000	449,500
Argonaut Group, Inc.*	2,000	37,020
Assurant, Inc. [2] *	26,200	706,876
Bank of America Corp.	32,200	1,442,237
Bear Stearns Co., Inc. (The) [2]	15,600	1,478,100
CIT Group, Inc.	4,000	161,600
Citigroup, Inc. [2]	18,600	825,282
Fannie Mae Co.	400	28,060
First BanCorp. [2]	1,600	87,248
Freddie Mac Corp.	20,800	1,385,280
Fremont General Corp. [2]	11,800	253,700
Merrill Lynch & Co., Inc.	29,600	1,596,624
National City Corp.	14,074	548,464
New Century Financial Corp.	3,900	215,085
North Fork Bancorporation, Inc.	4,258	187,778
PMI Group, Inc.	18,400	714,288
Sovereign Bancorp, Inc. [2]	76,600	1,658,390
Wachovia Corp.	5,600	275,576
Total Financials		12,279,708

Health Care - 13.4%
Aetna, Inc.	3,800	361,000
Amgen, Inc.*	2,600	147,680
Anthem, Inc.*	400	32,160
Applera Corp. - Applied Biosystems Group	26,400	503,712
Coventry Health Care, Inc.*	3,600	147,240
Genzyme Corp.*	4,400	230,868
Ilex Oncology, Inc.*	10,000	252,500
Johnson & Johnson Co.	27,200	1,587,936
Mariner Health Care, Inc.*	17,000	494,700
Medimmune, Inc. [2] *	4,800	136,416
MGI Pharmaceuticals, Inc.*	2,000	53,340
Millennium Pharmaceuticals, Inc. [2] *	3,800	49,324
Mylan Laboratories, Inc. [2]	6,150	105,903
UnitedHealth Group, Inc.	25,405	1,839,322
WellPoint Health Networks, Inc.*	1,400	136,724
Total Health Care		6,078,825

Industrials - 5.8%
Chicago Bridge & Iron Co. N.V	7,900	244,505
Northrop Grumman Corp.	12,400	641,700
SPX Corp.*	26,400	1,012,440
Teleflex, Inc.	1,800	78,822
United Defense Industries, Inc. [2] *	16,800	674,352
Total Industrials		2,651,819

Information Technology - 10.9%
Advanced Micro Devices, Inc.[2] *	17,200	289,304
Applied Materials, Inc.*	18,800	302,680
Arrow Electronics, Inc.*	17,800	426,488
Ask Jeeves, Inc. [2] *	4,400	113,432
Broadcom Corp., Class A*	1,600	43,280
IKON Office Solutions, Inc.	79,200	831,600
Intel Corp.	1,300	28,938
iPass, Inc.*	10,200	58,650
LSI Logic Corp.*	8,200	37,310
Lucent Technologies, Inc.*	8,000	28,400
Micron Technology, Inc. [2] *	10,500	127,890
MKS Instruments, Inc.*	1,600	25,312
NCR Corp. [2] *	23,800	1,341,130
PMC - Sierra, Inc. [2] *	3,200	32,832
Tellabs, Inc.*	9,600	76,800
Texas Instruments, Inc.	17,000	415,650
United Online, Inc.*	8,200	76,998
VeriSign, Inc.*	16,100	431,963
Yahoo!, Inc.*	7,000	253,330
Total Information Technology		4,941,987

Telecommunication Services - 3.5%
Centurytel, Inc. [2]	28,000	898,520
NII Holdings, Inc., Class B2 *	7,000	309,890
Price Communications Corp[2] *	22,400	356,832
Total Telecommunication Services		1,565,242

Utilities - 4.9%
El Paso Electric Co.*	65,800	1,095,570
Exelon Corp.	28,200	1,117,284
Total Utilities		2,212,854

Total Common Stocks
(cost $38,153,297)		43,918,837

Preferred Stock - 0.4%
News Corp, Ltd., Sponsored ADR[2] (cost $156,733)	5,386	169,336

Other Investment Companies - 23.9%[1]
Bank of New York Institutional Cash
Reserves Fund, 1.87%[3]	9,777,467	9,777,467
JPMorgan Prime Money Market Fund
Institutional Class Shares, 1.68%	1,055,347	1,055,347
Total Other Investment Companies
(cost $10,832,814)		10,832,814

Total Investments - 121.2%
(cost $49,142,844)		54,920,987

Other Assets, less Liabilities - (21.2%)		(9,600,350)
Net Assets - 100.0%		$45,320,637

Note: Based on the approximate cost of investments of $49,002,554 for Federal income tax purposes at October 31, 2004, the aggregate gross unrealized appreciation and depreciation were $6,383,119 and $604,976, respectively, resulting in net unrealized appreciation of investments of $5,778,143.

        *Non-income-producing securities.

[1]	Yield shown for an investment company represents the October 31, 2004, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of October 31, 2004, amounting to a market value of $9,580,728, or approximately 21.1% of net assets.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

_________________________________________________________________________
First Quadrant Tax-Managed Equity Fund
Statement of Assets and Liabilities
October 31, 2004
_________________________________________________________________________

Assets:
Investments at value (including securities on
loan valued at $9,580,728)	$54,920,987
Cash	2,341
Receivable for Fund shares sold	245,663
Dividends, interest and other receivables	42,571
Prepaid expenses	42,907
Total assets	55,254,469

Liabilities:
Payable upon return of securities loaned	9,777,467
Payable for Fund shares purchased	69,780
Accrued expenses:
Investment advisory and management fees	29,293
Other	57,292
Total liabilities	9,933,832

Net Assets	$45,320,637

Shares outstanding	4,561,303

Net asset value, offering and redemption
price per share	$9.94

Net Assets Represent:
Paid-in capital	$103,404,471
Undistributed net investment income	448,222
Accumulated net realized loss from investments	(64,310,199)
Net unrealized appreciation of investments	5,778,143

Net Assets	$45,320,637

Investments at cost	$49,142,844

The accompanying notes are an integral part of these financial statements.

_________________________________________________________________________
First Quadrant Tax-Managed Equity Fund
Statement of Operations
For the fiscal year ended October 31, 2004
_________________________________________________________________________

Investment Income:
Dividend income	$966,398
Securities lending fees	20,325
Interest income	9,443
Foreign withholding tax	(1,871)
Total investment income	994,295

Expenses:
Investment advisory and management fees	426,160
Transfer agent	75,252
Professional fees	33,643
Registration fees	22,264
Custodian	19,591
Reports to shareholders	15,129
Trustees fees and expenses	3,512
Miscellaneous	4,226
Total expenses before expense offsets	599,777

Less: Expense reimbursement	(102,424)
Net expenses	497,353
Net investment income	496,942

Net Realized and Unrealized Gain:
Net realized gain on investments	2,153,605
Net unrealized appreciation of investments	2,136
Net realized and unrealized gain	2,155,741

Net Increase in Net Assets
Resulting from Operations	$2,652,683

The accompanying notes are an integral part of these financial statements.

_________________________________________________________________________
First Quadrant Tax-Managed Equity Fund
Statement of Changes in Net Assets
For the fiscal year ended October 31,
_________________________________________________________________________

	2004	2003
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$496,942	$149,431
Net realized gain (loss) on investments	2,153,605	(811,394)
Net unrealized appreciation
of investments	2,136	6,190,281
Net increase in net assets
resulting from operations	2,652,683	5,528,318

Distributions to Shareholders:
From net investment income	—	(135,306)

From Capital Share Transactions:
Proceeds from the sale of shares	5,398,613	6,399,491
Net asset value of shares issued in
connection with reinvestment of dividends	—	93,189
Net asset value of shares issued in
connection with Fund merger*	—	41,950,130
Cost of shares repurchased	(16,268,270)	(8,837,049)
Net increase (decrease) from capital share
transactions	(10,869,657)	39,605,761

Total increase (decrease) in net assets	(8,216,974)	44,998,773

Net Assets:
Beginning of year	53,537,611	8,538,838
End of year	$45,320,637	$53,537,611

End of year undistributed
net investment income	$448,222	$2,269

Share Transactions:
Sale of shares	556,922	784,840
Shares issued in connection with
reinvestment of dividends	—	11,399
Shares issued in connection with
Fund merger*	—	4,798,688
Shares repurchased	(1,694,337)	(998,754)

Net increase (decrease) in shares	(1,137,415)	4,596,173

* See Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

_________________________________________________________________________
First Quadrant Tax-Managed Equity Fund
Financial Highlights
For a share outstanding throughout each fiscal period shown
_________________________________________________________________________

	For the fiscal year ended October 31,			For the period ended October 31,
	2004	2003	2002	2001*
Net Asset Value, Beginning of Period	$9.39	$7.74	$8.91	$10.00

Income from Investment Operations:
Net investment income	0.11	0.06	0.06	0.01
Net realized and unrealized gain (loss)
on investments	0.44	1.69	(1.23)	(1.10)
Total from investment operations	0.55	1.75	(1.17)	(1.09)

Less Distributions to Shareholders from:
Net investment income	—	(0.10)	—	—

Net Asset Value, End of Period	$9.94	$9.39	$7.74	$8.91

Total Return (a)	5.86%	22.90%	(13.13)%	(10.90	)(b)
Ratio of net expenses to average net assets	0.99%	0.99%	1.00%	1.00%	(c)
Ratio of net investment income
to average net assets	0.99%	0.68%	0.91%	0.29%	(c)
Portfolio turnover	131%	143%	101%	191%	(b)
Net assets at end of period (000's omitted)	$45,321	$53,538	$8,539	$4,322
Expense Offsets (d)
Ratio of total expenses to average net assets	1.20%	1.62%	2.55%	4.49%	(c)
Ratio of net investment income (loss)
to average net assets	0.79%	0.06%	(0.63)%	(3.20	)(c)

* Commencement of operations was on December 18, 2000.

(a) Total returns and net investment income would have been lower had certain expenses not been reduced.

(b) Not annualized.

(c) Annualized.

(d) Ratio information assuming no reduction of Fund expenses. (See Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

_________________________________________________________________________
First Quadrant Tax-Managed Equity Fund
Notes to Financial Statement
October 31, 2004
_________________________________________________________________________

1) Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended. Currently, the Trust is comprised of the First Quadrant Tax-Managed Equity Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities, are valued at the last quoted bid price. Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

(b) Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to the Fund are apportioned among the Funds in the Trust and, in some cases, other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York (“BNY”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. This credit serves to reduce the custody expense that would otherwise be charged to the Fund. For the fiscal year ended October 31, 2004, the custody expense was not reduced under this arrangement.

(d) Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid by the Fund during 2004 and 2003 were as follows:

	2004	2003
Distributions paid from:
Ordinary income	$ —	$135,306
Short-term capital gains	—	—
Long-term capital gains	—	—
	$ —	$135,306

As of October 31, 2004, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$(64,450,489)
Undistributed ordinary income	448,222

(e) Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended; to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) Capital Loss Carryovers

As of October 31, 2004, the Fund had accumulated net realized capital loss carryovers of $9,716,676, $37,174,125 and $17,559,688. These amounts may be used for Federal income tax purposes to offset future realized capital gains, if any, through October 31, 2008, 2009 and 2010, respectively.

(g) Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2004, one unaffiliated shareholder (an omnibus account) held 35% of the outstanding shares of the Fund.

(2) Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which The Managers Funds LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund’s investment portfolio is managed by First Quadrant, L.P. (“First Quadrant”), which serves pursuant to a Subadvisory Agreement by and between the Investment Manager and First Quadrant with respect to the Fund. AMG indirectly owns a majority interest in First Quadrant. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager and/or AMG.

The Fund is obligated by its Investment Management Agreement to pay a monthly management fee to the Investment Manager at an annual rate of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays First Quadrant 0.85% of the average daily net assets of the Fund for its services as subadvisor. Under the Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

The Investment Manager has contractually agreed, through August 1, 2005, to waive fees and pay or reimburse the Fund to the extent total operating expenses (excluding interest, taxes, brokerage, organization expenses and other capitalized expenses and extraordinary expenses) of the Fund exceed 0.99% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed 0.99% of the Fund’s average daily net assets. At October 31, 2004, the cumulative amount of unreimbursed expenses for the Fund is $171,003.

The aggregate annual fee paid to each independent Trustee for serving as a Trustee of the Trust was $5,000. Effective April 1, 2004 the aggregate annual retainer paid to each Independent Trustee for all Trusts in the Fund family became $52,000, plus $2,000 for each meeting attended. The Trustees’ fees and expenses are allocated amongst all of the Funds for which The Managers Funds LLC serves as the Investment Manager based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $5,000 per year. The “Trustee fees and expenses” shown in the financial statements amounting to $3,512 for the fiscal year ended October 31, 2004 represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in The Managers Funds complex.

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2004 were $64,553,346 and $78,321,057, respectively. There were no purchases or sales of U.S. Government securities.

(4) Portfolio Securities Loaned

The Fund may participate in a securities lending program providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of the investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Earnings of such temporary cash investments are divided between BNY, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

(5) Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(6) Reorganization

On July 31, 2003, the U.S. Stock Market Plus Fund (“SMP”) acquired the assets and liabilities of the First Quadrant Tax-Managed Equity Fund (“First Quadrant Fund”) in a tax-free reorganization in exchange for shares of SMP pursuant to a plan of reorganization approved by the SMP shareholders on July 17, 2003. The number and value of shares issued by SMP were in amounts equal to the number and value of shares held by First Quadrant Fund shareholders as of the reorganization date. The number and value of shares issued in connection with the reorganization are presented in the Statement of Changes in Net Assets. Net assets of SMP and First Quadrant Fund as of the reorganization date were $41,950,131 and $12,996,004, including net unrealized appreciation of $0 and $1,856,159, respectively. Total net assets after the reorganization were $54,946,135. For financial reporting purposes the historical results of First Quadrant Fund will survive. Concurrent with the reorganization, SMP was renamed to First Quadrant Tax-Managed Equity Fund (the “Fund”).

Tax Information – (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. The 2004 Form 1099-DIV you receive will show the tax status of all distributions paid to you during the year.

_________________________________________________________________________
Report of Independent Registered Public Accounting Firm
_________________________________________________________________________

To the Trustees of Managers AMG Funds and the Shareholders of First Quadrant Tax-Managed Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the First Quadrant Tax-Managed Equity Fund (hereafter referred to as the “Fund”), at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 2004

________________________________________________________________________________________________________
Trustees and Officers
________________________________________________________________________________________________________

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees and; (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
____________________	____________________________________________
Jack W. Aber, 9/9/37 o Trustee since 2000 o Oversees 27 Funds in Fund Complex	Professor of Finance, Boston University School of Management
(1972-Present); Trustee of Appleton Growth Fund (1 portfolio);
Trustee of Third Avenue Trust (4 portfolios); Trustee of Third
Avenue Variable Trust (1 portfolio)
____________________	____________________________________________
William E. Chapman, II, 9/23/41 o Independent Chairman o Trustee since 2000 o Oversees 27 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions
(1998-Present); Hewitt Associates, LLC (part time) (provider of
Retirement and Investment Education Seminars); Interim Executive
Vice President, QuadraMed Corporation (2001); President
Retirement Plans Group, Kemper Funds (1990-1998); Trustee of
Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4
portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
____________________	____________________________________________
Edward J. Kaier, 9/23/45 o Trustee since 2000 o Oversees 27 Funds in Fund Complex	Partner, Hepburn Willcox Hamilton and Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
____________________	____________________________________________
Steven J. Paggioli, 4/3/50 o Trustee since 2000 o Oversees 27 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and
Director, The Wadsworth Group (1986-2001); Executive Vice
President, Secretary and Director, Investment Company
Administration, LLC (1990-2001); Vice President, Secretary and
Director, First Fund Distributors, Inc. (1991-2001); Trustee,
Professionally Managed Portfolios (19 portfolios); Advisory
Board Member, Sustainable Growth Advisors, LP.
____________________	____________________________________________
Eric Rakowski, 6/5/58 o Trustee since 2000 o Oversees 27 Funds in Fund Complex	Professor, University of California at Berkeley School of Law
(1990-Present); Visiting Professor, Harvard Law School
(1998-1999); Trustee of Third Avenue Trust (4 portfolios);
Trustee of Third Avenue Variable Trust (1 portfolio)
____________________	____________________________________________
Thomas R. Schneeweis, 5/10/47 o Trustee since 2000 o Oversees 27 Funds in Fund Complex	Professor of Finance, University of Massachusetts
(1985-Present); Managing Director, CISDM at the University of
Massachusetts, (1994-Present); President and Chief Executive
Officer, Schneeweis Partners, LLC (2001-Present); No other
directorships held by trustee.
____________________	____________________________________________

* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
____________________	__________________________________
John Kingston, III, 10/23/65 o Trustee since 2004 o Oversees 27 Funds in Fund Complex	Senior Vice President and General Counsel, (2002-Present),
Affiliated Managers Group, Inc.; Vice President and Associate
General Counsel, Affiliated Managers Group, Inc. (1999-2002);
Director and Secretary, Managers Distributors, Inc.
(2000-Present); Secretary, Managers AMG Funds (1999-2004);
Served in a general counseling capacity, Morgan Stanley Dean
Witter Investment Management, Inc. (1998-1999); Associate, Ropes
and Gray (1994-1998); No other directorships held by trustee.
____________________	__________________________________
Peter M. Lebovitz, 1/18/55 o Trustee since 2002 o President since 2000 o Oversees 27 Funds in Fund Complex	President and Chief Executive Officer, The Managers Funds LLC
(1999-Present); President, Managers Distributors, Inc.
(2000-Present); Director of Marketing, The Managers Funds, LP
(1994-1999); Director of Marketing, Hyperion Capital Management,
Inc. (1993-1994); Senior Vice President, Greenwich Asset
Management, Inc. (1989-1993); No other directorships held by trustee.
____________________	__________________________________

* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

Name, Date of Birth, Position(s) Held With Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
____________________	__________________________________
Galan G. Daukas, 10/24/63 Chief Financial Officer since 2002	Chief Operating Officer, The Managers Funds LLC, (2002-Present);
Chief Financial Officer, The Managers Funds, Managers Trust I
and Managers Trust II (2002-Present); Chief Operating Officer
and Chairman of the Management Committee, Harbor Capital
Management Co., Inc. (2000-2002); Chief Operating Officer, Fleet
Investment Advisors (1992-2000).
____________________	__________________________________
Donald S. Rumery, 5/29/58 Treasurer since 2000	Director, Finance and Planning, The Managers Funds LLC,
(1994-Present); Treasurer and Chief Financial Officer, Managers
Distributors, Inc. (2000-Present); Treasurer, Managers Trust I
and Managers Trust II (2000-Present); Treasurer, The Managers
Funds (1995-Present); Secretary, Managers Trust I and Managers
Trust II (2000-2004) and Secretary, The Managers Funds
(1997-2004).
____________________	__________________________________
Christine C. Carsman, 4/2/52 Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers
Group, Inc. (2004-Present); Secretary, The Managers Fund,
Managers Trust I and Managers Trust II (2004-Present); Senior
Counsel, Vice President and Director of Operational Risk
Management and Compliance, Wellington Management Company, LLP
(1995-2004)
____________________	__________________________________

Investment Manager and Administrator
The Managers Funds LLC
800 Connecticut Avenue
Norwalk, Connecticut 06854-2325
(203) 299-3500 or (800) 835-3580
Distributor
Managers Distributors, Inc.
800 Connecticut Avenue
Norwalk, Connecticut 06854-2325
(203) 299-3500 or (800) 835-3879
Subadvisor
First Quadrant, L.P.
800 E. Colorado Boulevard, Suite 900
Pasadena, CA 91101
Legal Counsel
Goodwin Proctor LLP
Exchange Place
Boston, Massachusetts 02109-2881
Transfer Agent
Boston Financial Data Services, Inc.
attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682
Custodian
The Bank of New York
2 Hanson Place, 7th Floor
Brooklyn, New York 11217
For ManagersChoice Only
PFPC Brokerage Services, Inc.
P.O. Box 61487
King of Prussia, PA 19406
(800) 358-7668

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 1-800-835-3879, or (ii) on the SEC's website at www.sec.gov.

This report is prepared for the Fund's shareholders. It is authorized for distribution to prosective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus of Statement of Additional Information, please contact us by calling 1-800-835-3879. Distributed by Managers Distributors, Inc., member NASD.

www.managersfunds.com
www.managersamg.com
www.managerschoice.com

Item 2. CODE OF ETHICS.

Registrant has adopted a Code of Ethics. See attached Exhibit 10(a).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees billed by PwC to the Fund for each of the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were $15,719 for fiscal 2004 and $13,882 for fiscal 2003.

Audit-Related Fees

There were fees billed by PwC to the Fund in its fiscal 2003 for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of the Fund of $3,000 for fiscal year 2003. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Fund for each of the Fund’s two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were $5,130 for fiscal 2004 and $1,507 for fiscal 2003.

For the Fund’s two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for fiscal 2004 and $0 for fiscal 2003, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

According to policies adopted by the Audit Committee, services provided by PwC to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Fund and to Fund Service Providers for the Fund’s two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Fund and its related entities.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. [RESERVED]

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. [RESERVED]

Item 9. CONTROLS AND PROCEDURES.

(a)	Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)	Internal Controls. There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. EXHIBITS

(a)     Any code of ethics or amendments hereto. Filed herewith.

(b)     Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)     Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST I

By: /s/ Peter M. Lebovitz

      Peter M. Lebovitz, President

Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter M. Lebovitz

      Peter M. Lebovitz, President

Date: January 7, 2005

By: /s/ Galan G. Daukas

      Galan G. Daukas, Chief Financial Officer

Date: January 4, 2005